UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: March 19, 2021

Date of earliest event reported: March 16, 2021
___________

Maximus, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-12997 (Commission File Number)	54-1000588 (I.R.S. Employer Identification No.)
1891 Metro Center Drive, Reston, Virginia (Address of principal executive offices)	20190-5207 (Zip Code)
Registrant’s telephone number, including area code: (703) 251-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2021, the shareholders of Maximus, Inc. (the “Company”) approved the Maximus, Inc. 2021 Omnibus Incentive Plan (the “2021 Plan”).

The material terms and conditions of the 2021 Plan have been previously described under Proposal 2 in the Company’s Definitive Proxy Statement on Schedule 14A (beginning on page 42) filed with the Securities and Exchange Commission on January 27, 2021 (the “Proxy Statement”), and in the 2021 Plan document attached as Annex A thereto. The description of the 2021 Plan in the Proxy Statement is incorporated by reference into Item 5.02 of this Current Report on Form 8-K. The summary is qualified in its entirety by the full text of the 2021 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At our Annual Meeting of Shareholders held on March 16, 2021, 57,997,315 shares, representing 94.38% of the Company’s outstanding common stock entitled to vote, were represented in person or by proxy. Our shareholders voted as follows:

(a)To elect John J. Haley as Class I Director for a one-year term, to elect Jan D. Madsen as a Class II Director for a two-year term, and to elect Bruce L. Caswell, Richard A. Montoni and Raymond B. Ruddy as Class III Directors for one-year terms.

Nominee	Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
John J. Haley	55,262,716	686,462	31,252	2,016,885
Jan D. Madsen	55,695,887	250,941	33,602	2,016,885
Bruce L. Caswell	55,734,460	213,749	32,221	2,016,885
Richard A. Montoni	55,377,565	572,196	30,669	2,016,885
Raymond B. Ruddy	54,401,673	1,544,438	34,319	2,016,885
Anne K. Altman, Peter B. Pond, Gayathri Rajan and Michael J. Warren continued their terms in office after the meeting.

(b)To approve the 2021 Plan.

Total Votes For	53,809,362
Total Votes Against	2,158,481
Abstentions	12,587
Broker Non-Votes	2,016,885

(c)To ratify the appointment of Ernst & Young LLP as our independent public accountants for our 2021 fiscal year.

Total Votes For	55,130,964
Total Votes Against	2,825,301
Abstentions	41,050

(d)To approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and any related material contained in the Proxy Statement.

Total Votes For	53,088,326
Total Votes Against	2,794,967
Abstentions	97,137
Broker Non-Votes	2,016,885

(e)To approve a shareholder proposal requiring disclosure of certain lobbying activities and expenditures.

Total Votes For	21,000,736
Total Votes Against	34,705,632
Abstentions	274,062
Broker Non-Votes	2,016,885

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description

10.1	Maximus, Inc. 2021 Omnibus Incentive Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date: March 19, 2021	By:	/s/ David R. Francis
David R. Francis
General Counsel and Secretary